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                                                                    EXHIBIT 99.2




                          Notice of Guaranteed Delivery

                                       for

                     13-1/4% Senior Discount Notes due 2004

                                       of

                ELECTRONIC RETAILING SYSTEMS INTERNATIONAL, INC.


         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Electronic Retailing Systems International, Inc. (the "Company") made pursuant to the Prospectus dated March, 1997 (the "Prospectus") if certificates for the 13-1/4% Senior Discount Notes due 2004 (the "Old Notes") of the Company are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the Letter of Transmittal to be delivered to the Depositary on or prior to the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by mail or overnight courier, or (for Eligible Institutions only) by facsimile transmission, to the United States Trust Company of New York (the "Exchange Agent"). [In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.] Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

                   To: UNITED STATES TRUST COMPANY OF NEW YORK
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
               By Mail:                         By Overnight Courier                         By Hand:

  United States Trust Company of New     United States Trust Company of New     United States Trust Company of New
                 York                                   York                                   York
             P.O. Box 844                     770 Broadway - 13th Floor                    111 Broadway
            Cooper Station                   Corporate Trust Operations                     Lower level
       New York, NY 10276-0844                       Department                         New York, NY 10006
    (registered or certified mail                New York, NY 10003               Attn: Corporate Trust Services
             recommended)
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                                  By Facsimile:

                                 (212) 420-6152
                        (For Eligible Institutions Only)

                              Confirm by telephone:

                                 (800) 548-6565
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         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF
INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to Electronic Retailing Systems International, Inc., a Delaware Corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Old Notes listed below, pursuant to the guaranteed delivery procedures set forth in Instruction 1 of the Letter of Transmittal.
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            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW:

Principal Amount(s) of Old Notes

 ......................................................

 ......................................................



 Name(s) of Record Holder(s)

 ......................................................

 ......................................................
                  PLEASE PRINT OR TYPE

 Address...............................................
                                               ZIP CODE

 Area Code and Tel. No.................................

 Signature(s)..........................................

 ......................................................

 Dated: ...............................................

 If Old Notes will be delivered by book-entry transfer
 at The Depository Trust Company (*DTC*), Depository
 Account No.:..........................................

         This Notice of Guaranteed Delivery must be signed by the registered Holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s):
                   .............................................................

                   .............................................................
Capacity:
                   .............................................................

Address(es):
                   .............................................................

                   .............................................................
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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "Eligible Guarantor Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) that such tender of Old Notes complies with Rule 10b-4 under the Exchange Act and (c) that delivery to the Exchange Agent of certificates for the Old Notes tendered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's Account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five business trading days after the Expiration Date.

         THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OLD NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.



Name of Firm..........................................


Address...............................................


 ......................................................
                                              ZIP CODE

Area Code and Tel. No.................................

 ......................................................
                 AUTHORIZED SIGNATURE

Name..................................................
                 PLEASE PRINT OR TYPE

Title.................................................


Date..................................................



Dated:  _______________________________, 1997

NOTE: DO NOT SEND OLD NOTES WITH THIS FORM; OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS TRADING DAYS AFTER THE EXPIRATION DATE.